                         THIRD AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT



         THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as heretofore amended and as may be further amended, restated, modified and supplemented from time to time) (the "Third Amendment"), is effective as of January 5, 2001, by and among OPTICARE EYE HEALTH NETWORK, INC., formerly known as CONSOLIDATED EYE CARE, INC., a North Carolina corporation ("CEC"), OPTICARE EYE HEALTH CENTERS, INC., a Connecticut corporation ("OptiCare"), PRIMEVISION HEALTH, INC., a Delaware corporation ("PVC" and together with CEC and OptiCare, the "Borrowers"), OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "Parent"; and together with the Borrowers, the "Obligors"), the financial institutions from time to time party hereto (collectively, the "Lenders") and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., in its capacity as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

         WHEREAS, the Obligors, the Lenders, and the Agent are parties to a certain Amended and Restated Loan and Security Agreement dated as of August 13, 1999 (as the same shall have been amended, restated, modified and supplemented from time to time, the "Loan Agreement");


         WHEREAS, Alexander Enterprise Holdings Corp. ("Alexander Enterprise") has heretofore made a loan to the Parent in the amount of $2,250,000 pursuant to a certain subordinated note (the "Subordinated Note") dated October 10, 2000;

         WHEREAS, Alexander Enterprises has agreed to loan an additional $500,000 to the Parent; and

         WHEREAS, from and after the Effective Date (as hereinafter defined) of this Third Amendment, the Loan Agreement shall be amended, subject to and upon the terms and conditions set forth herein;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:


SECTION 1. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

         (a) Section 1.1 of the Loan Agreement is hereby amended by restating the following definitions in their entirety as follows:

               "Maximum Junior Debt Lien" means the junior and subordinated liens, mortgages and security interests to be granted by the Obligors upon the Collateral in the maximum aggregate amount of (i) $2,750,000 of principal obligations plus interest and the reasonable fees, expenses or other costs owed by the Obligors to Alexander Enterprise not to exceed $17,500; less (ii) the amount of any Net Cash Proceeds paid by the Obligors to the Investor pursuant to and in accordance with the terms of the Subordination Agreement.

               "Third Amendment" means this Third Amendment to the Loan Agreement dated as of January 5, 2001.

               "Subordination Agreement" means that certain Intercreditor, Subordination and Partial Sales Proceeds Allocation Agreement between Alexander Enterprise, the Agent and the Lenders, with the consent of the Obligors, substantially in the form annexed hereto as Exhibit A to the Second Amendment, as modified by that certain First Amendment to Intercreditor Subordination and Partial Sales Proceeds Allocation Agreement dated as of January 5, 2001 in substantially the form of Exhibit A to the Third Amendment.

               "Subordinated Note" shall mean the Subordinated Note in substantially the form of Exhibit B of the Third Amendment;

         (b) Section 1.1 of the Loan Agreement is hereby amended by adding the new definitions in the appropriate alphabetical order:

               "Palisades Warrant Agreement" means that certain Warrant Agreement dated as of January 5, 2001 between the Parent and Palisades Concentrated Equity Partnership, L.P.

               "Palisades Warrants" shall mean the Warrants issued pursuant to the Palisades Warrant Agreement.

               "Yimoyines Warrant Agreement" means that certain Warrant Agreement dated as of January 5, 2001 between the Parent and Dean Yimoyines.

               "Yimoyines Warrants" shall mean the Warrants issued pursuant to the Yimoyines Warrant Agreement.


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


         (c) Section 2.13(b) of the Loan Agreement is amended by deleting the dollar amount "$2,250,000" contained in clause (ii) of the proviso clause of the second sentence and substituting in its place the dollar amount "$2,750,000"; and

         (d) Section 8.2 (g) of the Loan Agreement is amended by deleting the amount "$2,250,000" contained therein and substituting in its place the amount "$2,750,000".

         (e) Section 8.7 of the Loan Agreement is amended to (i) delete the clause (d) thereof and substituting in its place the following provisions:


          , (d) the issuance of the Alexander Enterprise Warrants to Alexander Enterprise for the purchase of 2.29 million shares of Alexander Enterprise Common Stock, 300,000 of which shall have an exercise price of $.40 per share and 2,000,000 of which shall have an exercise price of $1.00 per share with a term of 5 years,

          , (e) the issuance of the Palisades Warrants to Palisades Concentrated Equity Partnership, L.P. for the purchase of 400,000 shares of Common Stock (as defined in the Palisades Warrant Agreement) at an exercise price of $.40 per share and (f) the issuance of the Yimoyines Warrants to Dean Yimoyines for the purchase of 50,000 shares of Common Stock (as defined in the Yimoyines Warrant Agreement) at an exercise price of $.40 per share.

         (f) Schedule 6.27 to the Loan Agreement is hereby amended to include the Palisades Warrants and the Yimoyines Warrants.

SECTION 2. Representations and Warranties. Each Obligor hereby represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders and the Agent that all of such Obligor's representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Third Amendment and any and all documents executed in connection herewith. To induce the Lenders and the Agent to enter into this Third Amendment, each Obligor hereby represents and warrants that, on and as of the date of this Third Amendment, no Event of Default, nor any event or condition which, with notice, lapse of time or both, would constitute an Event of Default has occurred and is continuing under the Loan Agreement, except with respect to the Interest Default, the non-payment of principal due under the Credit Agreement on December 31, 2000 and certain financial covenants contained in the Credit Agreement. As further inducement of the Lenders and

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


the Agent to enter into this Third Amendment the Obligors represent and warrant to the Agent and the Lenders as follows:

         (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Third Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Third Amendment and the transactions contemplated hereby;

         (b) No consent of any person (including, without limitation, shareholders or creditors of the Obligors), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Third Amendment and the other instruments and documents contemplated hereby which has not been obtained;

         (c) This Third Amendment and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

         (d) The execution, delivery and performance of this Third Amendment and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

SECTION 3. Expenses. The Obligors, jointly and severally, agree to pay, immediately upon demand by the Lenders and the Agent, all attorneys' fees, and other out-of-pocket charges and expenses incurred by the Lenders and the Agent in connection with the negotiation, preparation, execution, and delivery of this Third Amendment and other instrument, document, agreement or amendment executed in connection with this Third Amendment

SECTION 4. Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or failure to observe or comply with any term or agreement contained herein or in any document executed in conjunction herewith, shall constitute an Event of Default under the Loan Documents and the Lenders and the Agent shall be entitled to exercise all rights and remedies they may have under the Loan Agreement, any of the other Loan Documents, and applicable law.

SECTION 5.        Conditions to Effectiveness.

         (a) This Third Amendment shall become effective on the date (the "Effective Date") upon which the following conditions have been satisfied in full or waived by the Agent in writing:

               (i) The Agent shall have received in form and substance satisfactory to the Agent and its counsel, counterparts of this Third Amendment executed by each of the Obligors and the Required Lenders and such other approvals or documents as the Agent may reasonably request;

               (ii) All representations and warranties contained in this Third Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct in all material respects; and

               (iii) The Agent shall have received payment in full of all reasonable costs and expenses owing to the Agent and the Lenders in accordance with Section 3 hereof, including, without limitation, the reasonable fees and expenses of counsel to the Agent and counsel to the individual Lenders;

Once all the conditions precedent set forth above have been fulfilled, this Third Amendment will be deemed effective as of the date of such fulfillment.

SECTION 6. Ratification; Waiver of Defenses.

         (a) The Loan Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed. Each Obligor hereby (i) confirms and agrees that such Obligor is truly and justly indebted to the Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Loan Agreement and the Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents and otherwise.

         (b) This Third Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Loan Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Loan Agreement, whether or not known to the Agent or the Lenders or (ii) to prejudice any other right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Loan Agreement or any of the instruments or agreements referred to therein.

         (c) Other than expressly provided for in this Third Amendment, nothing contained in this Third Amendment shall constitute a modification or waiver of any term or provision of the Loan Agreement.


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


SECTION 7. References. All references to the Loan Agreement in the Loan Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean such Loan Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Third Amendment shall constitute a Loan Document.

SECTION 8. Counterparts. This Third Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

SECTION 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES.

SECTION 10. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Third Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Third Amendment.

SECTION 11. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Third Amendment.


                         [SIGNATURES ON FOLLOWING PAGE]












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


                  IN WITNESS WHEREOF, the Obligors, the Lenders and the Agent have caused this Amendment to be duly executed by their respective officers of the day and year first above written.



                                      OPTICARE HEALTH SYSTEMS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      OPTICARE EYE HEALTH CENTERS, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      PRIMEVISION HEALTH, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      OPTICARE EYE HEALTH NETWORK, INC.


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE, INC., AS AGENT


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



                                      BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE, INC., AS LENDER


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:
















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